UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2021

LUBY’S, INC.
(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-8308	74-1335253
(Commission File Number)	(I.R.S. Employer Identification No.)
13111 Northwest Freeway, Suite 600 Houston, Texas	77040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 329-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange at which registered
Common Stock ($0.32 par value per share)	LUB	New York Stock Exchange
Common Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 3.03. Material Modification to Rights of Security Holders.

On February 14, 2021, Luby’s, Inc. and American Stock Transfer & Trust Company, LLC entered into the Third Amendment to Rights Agreement (the “Third Amendment”), amending the Rights Agreement, dated as of February 15, 2018, as amended by the First Amendment to Rights Agreement, dated as of February 11, 2019, and the Second Amendment to Rights Agreement, dated as of February 14, 2020 (as amended, the “Rights Agreement”). The Third Amendment extends the final expiration time of the Rights Agreement from 5:00 p.m. New York City time on February 15, 2021 to 5:00 p.m. New York City time on February 15, 2022.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the Third Amendment, which is filed as Exhibit 4.4 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed herewith.

Exhibit No.	Description
4.1	Rights Agreement, dated as of February 15, 2018, between Luby’s, Inc. and American Stock Transfer & Trust Company, LLC, including all exhibits thereto (incorporated by reference to Exhibit 4.1 to Luby’s, Inc.’s Form 8-A filed with the Securities and Exchange Commission on February 16, 2018)
4.2	First Amendment to Rights Agreement, dated as of February 11, 2019, by and between Luby’s, Inc. and American Stock Transfer & Trust Company, LLC, as rights agent (incorporated by reference to Exhibit 4.2 to Luby’s, Inc.’s Form 8-K filed with the Securities and Exchange Commission on February 12, 2019)
4.3	Second Amendment to Rights Agreement, dated as of February 14, 2020, by and between Luby’s, Inc. and American Stock Transfer & Trust Company, LLC, as rights agent (incorporated by reference to Exhibit 4.3 to Luby’s, Inc.’s Form 8-K filed with the Securities and Exchange Commission on February 14, 2020)
4.4	Third Amendment to Rights Agreement, dated as of February 14, 2021, by and between Luby’s, Inc. and American Stock Transfer & Trust Company, LLC, as rights agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2021		LUBY’S, INC.

	By:	/s/ Michael Racusin
Michael Racusin
General Counsel and Corporate Secretary